UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  May 31, 2006

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


  777 Main Street, Suite 1000, Fort Worth, Texas              76102
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01   Regulation FD Disclosure.

      On May 31, 2006, the Registrant issued a press release announcing that Newcastle Special Opportunity Fund I, L.P. and Newcastle Special Opportunity Fund II, L.P. have fully converted to common stock the outstanding principal and accrued interest on subordinated convertible promissory notes issued to them during the first quarter of 2006. A copy of such press release is attached as Exhibit 99.1 to this Current Report.


 Item 9.01   Financial Statements and Exhibits.

 (c)  Exhibits.

      99.1 Press release dated May 31, 2006.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    HALLMARK FINANCIAL SERVICES, INC.


 Date:  May 31, 2006                By:  /s/ Mark J. Morrison
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                                    Mark J. Morrison, President,
                                    Chief Operating Officer and
                                    Chief Financial Officer